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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 26, 1996, on the financial statements of Prestige Bank, F.S.B., and to all references to our Firm included in or made a part of this Amendment No. 2 to Registration Statement No. 333-2692 on Form S-1 for Prestige Bancorp, Inc.

                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
  May 9, 1996